UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2005

MATRITECH, INC.
(Exact name of registrant as specified in its charter)
____________________

Delaware	1-12128	4-2985132
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

330 Nevada Street, Newton, Massachusetts, 02460
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 617-928-0820

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Matritech, Inc. (the “Company”) is filing this amendment to its Current Report on Form 8-K originally filed with the Securities and Exchange Commission on March 8, 2005. This Form 8-K/A is being filed solely for the purpose of correcting a scriveners error in Exhibit 4.1 to the Form 8-K. The corrected information is set forth in Exhibit 4.6 to this Current Report on Form 8-K/A.

Item 5.03.   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 4, 2005, the Company filed with the Office of the Secretary of State of the State of Delaware its Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the “Certificate of Designations”) to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to fix the preferences, rights and limitations of the Series A Convertible Preferred Stock. The Certificate of Designations contained a scriveners error relating to the voting power of holders of Series A Convertible Preferred Stock. To correct such error, on March 24, 2005, the Company filed with the Office of the Secretary of State of the State of Delaware a Certificate of Correction. A copy of the Certificate of Correction is attached hereto as Exhibit 4.6 and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits

(c)  Exhibits.

4.1	Registrant’s Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock*

4.2	Form of Purchase Agreement Dated March 4, 2005 between Matritech, Inc. and various investors*

4.3	Registration Rights Agreement dated March 4, 2005 between Matritech, Inc. and various investors*

4.4	Form of Warrant to Purchase Shares of Common Stock*

4.5	Placement Agent Warrant to Purchase Shares of Common Stock*

4.6
    Certificate of Correction Filed to Correct Certain Error in the Certificate of Designations, Preferences and
    Rights of Series A Convertible Preferred Stock of Matritech, Inc. filed in the Office of the Secretary of State of the State of Delaware on March 4, 2005

99.1	Press Release of Matritech, Inc. dated March 4, 2005*

*Previously filed on the Company’s Current Report on Form 8-K originally filed March 8, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

MATRITECH, INC.

Date: March 25, 2005	By:	/s/ Stephen D. Chubb
Stephen D. Chubb
Chief Executive Officer

Exhibit Index

4.1	Registrant’s Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock*

4.2	Form of Purchase Agreement Dated March 4, 2005 between Matritech, Inc. and various investors*

4.3	Registration Rights Agreement dated March 4, 2005 between Matritech, Inc. and various investors*

4.4	Form of Warrant to Purchase Shares of Common Stock*

4.5	Placement Agent Warrant to Purchase Shares of Common Stock*

4.6
    Certificate of Correction Filed to Correct Certain Error in the Certificate of Designations, Preferences and
    Rights of Series A Convertible Preferred Stock of Matritech, Inc. filed in the Office of the Secretary of State of the State of Delaware on March 4, 2005

99.1	Press Release of Matritech, Inc. dated March 4, 2005*

*Previously filed with the Company’s Current Report on Form 8-K originally filed March 8, 2005